Exhibit 10.14

FIRST AMENDMENT to DIRECTOR SERVICES AGREEMENT

(Isakow)

This First Amendment to Director Services Agreement (the “Amendment”) is made and entered into effective as of January 1, 2025 by and between CalPrivate Bank, (the “Bank”), and Selwyn Isakow (the “Director”).

The parties previously entered into a Director Services Agreement made as of January 1, 2024, with an Initial Term continuing through the date twelve months thereafter (the “Agreement”).

Section 1 of the Agreement provides that “The Initial Term will be extended only upon the written agreement of the parties.”

The parties desire to extend the Term through January 1, 2026.

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOLWEDGED, THE PARTIES AGREE AS FOLLOWS:

1.	Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

2.	The Term of the Agreement is hereby extended through January 1, 2026 in accordance with Section 1 of the Agreement.

As so amended by this Amendment, the Agreement continues in full force and effect.

The parties have executed this Amendment as of January 1, 2025.

CalPrivate Bank

By:	/s/ Rick L. Sowers
Rick L. Sowers
President and Chief Executive Officer

Director

/s/ Selwyn Isakow
Selwyn Isakow